SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934 (Amendment No.______)

Filed by the Registrant [X]
Filed by a Party other than the Registrant [    ]

Check the appropriate box:

[  ]     Preliminary Proxy Statement
[  ]  Confidential, for Use of the Commission Only (as permitted by
      Rule 14a-6(e)(2))
[X]      Definitive Proxy Statement
[  ]     Definitive Additional Materials
[  ]     Soliciting Material Pursuant to Sec. 240.14a-11(c) or
         Sec. 240.14a-12


Federated Equity Income Fund, Inc.
(Name of Registrant as Specified In Its Charter)


Federated Investors
(Name of Person(s) Filing Proxy Statement, if other than the Registrant)


Payment of Filing Fee (Check the appropriate box):

 [X]     No fee required.
 [       ] Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and
         0-11.

         1.   Title of each class of securities to which transaction applies:

         2.   Aggregate number of securities to which transaction applies:

          3. Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

         4.   Proposed maximum aggregate value of transaction:

         5. Total fee paid:

[  ]     Fee paid previously with preliminary proxy materials.


[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

         1)   Amount Previously Paid:
              ---------------------------------------------------------------

         2)   Form, Schedule or Registration Statement No.:
              ---------------------------------------------------------------

         3)   Filing Party:
              ---------------------------------------------------------------

         4)   Date Filed:
              ---------------------------------------------------------------



FEDERATED SECURITIES CORP.
FEDERATED INVESTORS TOWER
PITTSBURGH, PA  15222-3779

FEDERATED EQUITY INCOME FUND, INC. SPECIAL MEETING OF SHAREHOLDERS NOVEMBER 14, 1997

KNOW ALL PERSONS BY THESE PRESENTS that the undersigned Shareholders of FEDERATED EQUITY INCOME FUND, INC. hereby appoint S. Elliott Cohan, Carol B. Kayworth, Ann Scanlon, Patricia F. Conner, Catherine C. Ryan and Matthew S. Hardin, or any one of them, true and lawful attorneys, with the power of substitution of each, to vote all Shares of FEDERATED EQUITY INCOME FUND, INC. which the undersigned is entitled to vote at the Special Meeting of Shareholders to be held on November 14, 1997, at Federated Investors Tower, Pittsburgh, Pennsylvania, at 2:00 p.m., (Eastern time) and at any adjournment thereof.


Discretionary authority is hereby conferred as to all other matters as may properly come before the Special Meeting.


THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS. The attorneys named will vote the Shares represented by this proxy in accordance with the choices made on this ballot. IF NO CHOICE IS INDICATED AS TO ANY ITEM, THIS PROXY WILL BE VOTED AFFIRMATIVELY ON THAT MATTER. The approval of each proposal is not contingent on the approval of any other matter.


PLEASE RETURN BOTTOM PORTION WITH YOUR VOTE IN THE ENCLOSED ENVELOPE AND RETAIN THE TOP PORTION.


TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS    KEEP THIS PORTION FOR YOUR RECORDS
FEDERATED EQUITY INCOME FUND, INC.                                       DETACH AND RETURN THIS PORTION ONLY

VOTE ON PROPOSAL

(1) To elect two Directors:                               FOR ALL       WITHHOLD          FOR ALL
01) T.G. Bigley and                                                       ALL             EXCEPT
02) J.E. Murray, Jr.                                      ___             ___               ___

To withhold authority to vote, mark "For All Except" and write the nominee's name on the line below.    __________

(2) To approve or disapprove the removal                  FOR           AGAINST           ABSTAIN
of the Fund's fundamental investment                      ____            ___               ___
limitation restricting the Fund's
investment in restricted securities
to 10% of its total assets.

(3) To approve or disapprove the                          FOR           AGAINST           ABSTAIN
removal of the Fund's fundamental                         ___             ___               ___
investment limitation regarding,
investing in oil gas or other mineral
exploration or development programs.

(4) To approve or disapprove an                           FOR           AGAINST           ABSTAIN
amendment to the Fund's fundamental                       ___             ___               ___
investment limitation concerning
diversification.

Please sign EXACTLY as your name(s) appear(s) above. When signing as attorney, executor, administrator, guardian, trustee, custodian, etc., please give your full title as such. If a corporation or partnership, please sign the full name by an authorized officer or partner. If stock is owned jointly, all parties should sign.


__________        ________________          _______________________________
          --------
Signature (Please sign within box)          Signature (Joint Owners)   Date



                      FEDERATED EQUITY INCOME FUND, INC.

                   NOTICE OF SPECIAL MEETING OF SHAREHOLDERS
                         TO BE HELD NOVEMBER 14, 1997

  A Special Meeting of the shareholders of Federated Equity Income Fund, Inc. (the "Fund") will be held at the Fund's principal offices on the 19th Floor of the Federated Investors Tower, Grant Street and Liberty Avenue, Pittsburgh, Pennsylvania 15222-3779, at 2:00 p.m. November 14, 1997, for the following purposes:

  (1) To elect two (2) Directors, each to hold office until their successors have been elected and qualified;

  (2) To approve or disapprove the removal of the Fund's fundamental investment limitation restricting the Fund's investment in restricted securities to 10% of its total assets;

  (3) To approve or disapprove the removal of the Fund's fundamental investment limitation regarding investing in oil, gas or other mineral exploration or development programs;

  (4) To approve or disapprove an amendment to the Fund's fundamental limitation concerning diversification; and

  (5) To transact such other business as may properly come before the meeting or any adjournment thereof.

  The Board of Directors has fixed September 10, 1997, as the record date for determination of shareholders entitled to vote at the meeting.

                                       By Order of the Directors


                                       John W. McGonigle
                                       Secretary

September 10, 1997


   SIGN, DATE AND RETURN THE ENCLOSED PROXY PROMPTLY TO AVOID ADDITIONAL
 EXPENSE

   YOU CAN HELP THE FUND AVOID THE NECESSITY AND EXPENSE OF SENDING FOLLOW-UP LETTERS TO ENSURE A QUORUM BY PROMPTLY RETURNING THE ENCLOSED PROXY. IF YOU ARE UNABLE TO ATTEND THE MEETING, PLEASE MARK, SIGN, DATE AND RETURN THE ENCLOSED PROXY SO THAT THE NECESSARY QUORUM MAY BE REPRESENTED AT THE SPECIAL MEETING. THE ENCLOSED ENVELOPE REQUIRES NO POSTAGE IF MAILED IN THE UNITED STATES.



                      FEDERATED EQUITY INCOME FUND, INC.

                           FEDERATED INVESTORS TOWER
                      PITTSBURGH, PENNSYLVANIA 15222-3779

                                PROXY STATEMENT

  The enclosed proxy is solicited on behalf of the Board of Directors of the Fund ("Directors"). The proxy is revocable at any time before it is voted by sending written notice of the revocation to the Fund or by appearing personally on November 14, 1997, at the Special Meeting of Shareholders ("Special Meeting"). The cost of preparing and mailing the notice of meeting, this proxy statement, proxy card and any additional proxy material has been or is to be borne by the Fund. Proxy solicitations will be made primarily by mail, but may also be made by telephone, telegraph, or personal interview conducted by certain officers, employees or agents of the Fund or of Federated Shareholder Services Company (the Fund's transfer agent) or Federated Services Company (the Fund's administrator). In the event that a shareholder does not indicate a choice as to any of the items on the proxy ballot, the Fund will vote those shares in favor of such proposal(s).
  On September 10, 1997, the Fund had outstanding 34,353,406 Class A Shares, 37,915,585 Class B Shares, 7,328,674 Class C Shares and 6,100,542 Class F Shares of beneficial interest, each whole share being entitled to one vote and fractional shares being entitled to fractional votes. Only shareholders of record at the close of business on that date will be entitled to notice of and vote at the Special Meeting. Holders of one-third of the shares of stock of each class, represented in person or by proxy, shall be required to constitute a quorum at the Special Meeting for the purpose of transacting any business. For purposes of determining the presence of a quorum and counting votes on the matters presented, shares represented by abstentions and "broker non-votes" will be counted as present, but not as votes cast, at the Special Meeting. This would have the effect of treating abstentions and non-votes as if they were votes against the proposal.

  The Fund will furnish, without charge, a copy of the annual report and most recent semi-annual report succeeding the annual report, if any, to any shareholder of record of the Fund upon request. To request an annual and/or semi-annual report, call 1-800-341-7400, or send a written request to Federated Investors Tower, 1001 Liberty Avenue, Pittsburgh, Pennsylvania
15222-3779.

  Federated Advisers, the Fund's adviser, is a Delaware Business Trust organized on April 11, 1989, and is a registered investment adviser under the Investment Advisers Act of 1940. Federated Securities Corp., the Fund's distributor, is a Pennsylvania corporation organized on November 14, 1969, and is the principal distributor for a number of investment companies. Federated Services Company is a Pennsylvania corporation organized on May 10, 1991, and provides the Fund's administrative personnel and services (including certain legal and financial reporting services). Federated Advisers, Federated Securities Corp., and Federated Services Company are all wholly-owned subsidiaries of Federated Investors, and they are all located at Federated Investors Tower, Pittsburgh, Pennsylvania 15222-3779.



                             ELECTION OF DIRECTORS

  The persons named as proxies intend to vote in favor of the election of Thomas G. Bigley and John E. Murray, Jr. as Directors of the Fund. Both of the nominees are presently serving as Directors.

  Messrs. Murray and Bigley were elected by the Directors on February 14, 1995 and October 1, 1995, respectively, to fill vacancies resulting from the decision to expand the size of the Board.

  Both nominees have consented to serve if elected. In accordance with recent changes in Maryland law permitting Maryland corporations to refrain from holding annual shareholder meetings except to consider certain specified actions, there will normally be no annual meetings of shareholders for the purpose of electing Directors. If elected, the Directors will hold office without limit in time until death, resignation, retirement, or removal or until the next meeting of shareholders to elect Directors and the election and qualification of their successors. Election of a Director requires the affirmative vote of a majority of the votes cast by shareholders of the Fund at the Special Meeting.

DIRECTORS STANDING FOR ELECTION:

Thomas G. Bigley
15 Old Timber Trail
Pittsburgh, PA

Birthdate: February 3, 1934

Director

Chairman of the Board, Children's Hospital of Pittsburgh; formerly, Senior Partner, Ernst & Young LLP; Director, MED 3000 Group, Inc.; Director, Member
of Executive Committee, University of Pittsburgh; Director or Trustee of the Funds.
-------------------------------------------------------------------------------

John E. Murray, Jr., J.D., S.J.D.
President, Duquesne University
Pittsburgh, PA

Birthdate: December 20, 1932

Director

President, Law Professor, Duquesne University; Consulting Partner, Mollica & Murray; Director or Trustee of the Funds.
-------------------------------------------------------------------------------



PREVIOUSLY ELECTED DIRECTORS:

John F. Donahue@*
Federated Investors Tower
Pittsburgh, PA

Birthdate: July 28, 1924

Chairman and Director

Chairman and Trustee, Federated Investors, Federated Advisers, Federated Management, and Federated Research; Chairman and Director, Federated Research Corp. and Federated Global Research Corp.; Chairman, Passport Research, Ltd.; Chief Executive Officer and Director or Trustee of the Funds. Mr. Donahue is the father of J. Christopher Donahue, Executive Vice President of the Company.
-------------------------------------------------------------------------------

John T. Conroy, Jr.
Wood/IPC Commercial Department
John R. Wood and Associates, Inc., Realtors
3255 Tamiami Trail North
Naples, FL

Birthdate: June 23, 1937

Director

President, Investment Properties Corporation; Senior Vice-President, John R. Wood and Associates, Inc., Realtors; Partner or Trustee in private real estate ventures in Southwest Florida; formerly, President, Naples Property
Management, Inc. and Northgate Village Development Corporation; Director or Trustee of the Funds.
-------------------------------------------------------------------------------

William J. Copeland
One PNC Plaza--23rd Floor
Pittsburgh, PA

Birthdate: July 4, 1918

Director

Director and Member of the Executive Committee, Michael Baker, Inc.; formerly, Vice Chairman and Director, PNC Bank, N.A., and PNC Bank Corp.; Director, Ryan Homes, Inc.; Director or Trustee of the Funds.
-------------------------------------------------------------------------------

James E. Dowd
571 Hayward Mill Road
Concord, MA

Birthdate: May 18, 1922

Director

Attorney-at-law; Director, The Emerging Germany Fund, Inc.; Director or
Trustee of the Funds.
-------------------------------------------------------------------------------


-------------------------------------------------------------------------------

Lawrence D. Ellis, M.D.*
3471 Fifth Avenue, Suite 1111
Pittsburgh, PA

Birthdate: October 11, 1932

Director

Professor of Medicine, University of Pittsburgh; Medical Director, University of Pittsburgh Medical Center--Downtown; Member, Board of Directors, University of Pittsburgh Medical Center; formerly, Hematologist, Oncologist, and Internist, Presbyterian and Montefiore Hospitals; Director or Trustee of the Funds.
-------------------------------------------------------------------------------

Edward L. Flaherty, Jr.@
Miller, Ament, Henny & Kochuba
205 Ross Street
Pittsburgh, PA

Birthdate: June 18, 1924

Director

Attorney of Counsel, Miller, Ament, Henny & Kochuba; Director, Eat'N Park Restaurants, Inc.; formerly, Counsel, Horizon Financial, F.A., Western Region; Director or Trustee of the Funds.
-------------------------------------------------------------------------------

Peter E. Madden
One Royal Palm Way
100 Royal Palm Way
Palm Beach, FL

Birthdate: March 16, 1942

Director

Consultant; Former State Representative, Commonwealth of Massachusetts; formerly, President, State Street Bank and Trust Company and State Street Boston Corporation; Director or Trustee of the Funds.
-------------------------------------------------------------------------------

Gregor F. Meyer
203 Kensington Ct.
Pittsburgh, PA

Birthdate: October 6, 1926

Director

Chairman, Meritcare, Inc.; Director, Eat'N Park Restaurants, Inc.; Retired
from the law firm of Miller, Ament, Henny & Kochuba; Director or Trustee of
the Funds.
-------------------------------------------------------------------------------



-------------------------------------------------------------------------------
Wesley W. Posvar
1202 Cathedral of Learning
University of Pittsburgh
Pittsburgh, PA

Birthdate: September 14, 1925

Director

Professor, International Politics; Management Consultant; Trustee, Carnegie Endowment for International Peace, RAND Corporation, Online Computer Library Center, Inc., National Defense University and U.S. Space Foundation; President Emeritus, University of Pittsburgh; Founding Chairman, National Advisory Council for Environmental Policy and Technology, Federal Emergency Management Advisory Board and Czech Management Center, Prague; Director or Trustee of the Funds.
-------------------------------------------------------------------------------

Marjorie P. Smuts
4905 Bayard Street
Pittsburgh, PA

Birthdate: June 21, 1935

Director

Public Relations/Marketing/Conference Planning; Director or Trustee of the
Funds.
--------
* This Director is deemed to be an "interested person" as defined in the Investment Company Act of 1940.

@ Member of the Executive Committee. The Executive Committee of the Board of Directors handles the responsibilities of the Board between meetings of the Board.

  As used in the table above, "The Funds" and "Funds" mean the following investment companies: 111 Corcoran Funds; Arrow Funds; Automated Government Money Trust; Blanchard Funds; Blanchard Precious Metals Fund, Inc.; Cash Trust Series II; Cash Trust Series, Inc.; DG Investor Series; Edward D. Jones & Co. Daily Passport Cash Trust; Federated Adjustable Rate U.S. Government Fund, Inc.; Federated American Leaders Fund, Inc.; Federated ARMs Fund; Federated Equity Funds; Federated Equity Income Fund, Inc.; Federated Fund for U.S. Government Securities, Inc.; Federated GNMA Trust; Federated Government Income Securities, Inc.; Federated Government Trust; Federated High Income Bond Fund, Inc.; Federated High Yield Trust; Federated Income Securities Trust; Federated Income Trust; Federated Index Trust; Federated Institutional Trust; Federated Insurance Series; Federated Investment Portfolios; Federated Investment Trust; Federated Master Trust; Federated Municipal Opportunities Fund, Inc.; Federated Municipal Securities Fund, Inc.; Federated Municipal Trust; Federated Short-Term Municipal Trust; Federated Short-Term U.S. Government Trust; Federated Stock and Bond Fund, Inc.; Federated Stock Trust; Federated Tax-Free Trust; Federated Total Return Series, Inc.; Federated U.S. Government Bond Fund; Federated U.S. Government Securities Fund: 1-3 Years; Federated U.S. Government Securities Fund: 2-5 Years; Federated U.S. Government Securities Fund: 5-10 Years; Federated Utility Fund, Inc.; First Priority Funds; Fixed Income Securities, Inc.; High Yield Cash Trust; Intermediate Municipal Trust; International Series, Inc.; Investment Series Funds, Inc.; Investment Series Trust; Liberty Term Trust,

Inc.--1999; Liberty U.S. Government Money Market Trust; Liquid Cash Trust; Managed Series Trust; Money Market Management, Inc.; Money Market Obligations Trust; Money Market Obligations Trust II; Money Market Trust; Municipal Securities Income Trust; Newpoint Funds; Peachtree Funds; RIMCO Monument Funds; Targeted Duration Trust; Tax-Free Instruments Trust; The Planters Funds; The Starburst Funds; The Starburst Funds II; The Virtus Funds; Trust for Financial Institutions; Trust for Government Cash Reserves; Trust for Short-Term U.S. Government Securities; Trust for U.S. Treasury Obligations; Wesmark Funds; and World Investment Series, Inc.

DIRECTORS COMPENSATION

                               AGGREGATE
                              COMPENSATION            TOTAL COMPENSATION PAID
   NAME, POSITION WITH FUND   FROM FUND*#               FROM FUND COMPLEX+
   ------------------------   ------------ ---------------------------------------------
   John F. Donahue,            $    0      $0 for the Fund and 56 other investment
   Chairman and Director                   companies in the Fund Complex
   J. Christopher Donahue,     $    0      $0 for the Fund and 18 other investment
   Executive Vice President                companies in the Fund Complex
   and Director
   Thomas G. Bigley,           $1,426.98   $108,725 for the Fund and 56 other investment
   Director                                companies in the Fund Complex
   John T. Conroy, Jr.,        $1,569.91   $119,615 for the Fund and 56 other investment
   Director                                companies in the Fund Complex
   William J. Copeland,        $1,569.91   $119,615 for the Fund and 56 other investment
   Director                                companies in the Fund Complex
   James E. Dowd,              $1,569.91   $119,615 for the Fund and 56 other investment
   Director                                companies in the Fund Complex
   Lawrence D. Ellis, M.D.,    $1,426.98   $108,725 for the Fund and 56 other investment
   Director                                companies in the Fund Complex
   Edward L. Flaherty, Jr.,    $1,569.91   $119,615 for the Fund and 56 other investment
   Director                                companies in the Fund Complex
   Peter E. Madden,            $1,426.98   $108,725 for the Fund and 56 other investment
   Director                                companies in the Fund Complex
   Gregor F. Meyer,            $1,426.98   $108,725 for the Fund and 56 other investment
   Director                                companies in the Fund Complex
   John E. Murray, Jr.,        $1,426.98   $108,725 for the Fund and 56 other investment
   Director                                companies in the Fund Complex
   Wesley W. Posvar,           $1,426.98   $108,725 for the Fund and 56 other investment
   Director                                companies in the Fund Complex


                               AGGREGATE
                              COMPENSATION            TOTAL COMPENSATION PAID
   NAME, POSITION WITH FUND   FROM FUND*#               FROM FUND COMPLEX+
   ------------------------   ------------ ---------------------------------------------
   Marjorie P. Smuts,          $1,426.98   $108,725 for the Fund and 56 other investment
   Director                                companies in the Fund Complex

--------
 * Information is furnished for the fiscal year ended March 31, 1997.

# The aggregate compensation is provided for the Corporation which was comprised of one portfolio, as of March 31, 1997.

+  The information is provided for the last calendar year.

  If any nominee for election as a Director named above shall by reason of death or for any other reason become unavailable as a candidate at the Annual Meeting, votes pursuant to the enclosed proxy will be cast for a substitute candidate by the attorneys named therein, or their substitutes, present and acting at the Annual Meeting. Any such substitute candidate for election as an interested Director shall be nominated by the Executive Committee. The selection of any substitute candidate for election as a Director who is not an interested person shall be made by a majority of the Directors who are not interested persons of the Fund. The Board of Directors has no reason to believe that any nominee will become unavailable for election as a Director.

  During the fiscal year ended March 31, 1997, there were four meetings of the Board of Directors. The Directors who are not interested Directors of the Fund as a group received fees totaling $16,269. The interested Directors, other than Dr. Ellis, do not receive fees from the Fund. All Directors were reimbursed for expenses for attendance at Board of Directors meetings.

  The Fund has an Executive Committee which consists of John F. Donahue** and Edward L. Flaherty, Jr. The function of the Executive Committee is to handle the duties of the Board of Directors between meetings of the Board. The Executive Committee did not meet during the fiscal year ended March 31, 1997.

  The Fund also has an Audit Committee which consists of Messrs. Conroy, Copeland, Dowd and Flaherty. The function of the Audit Committee is to assist the Board of Directors in fulfilling its duties relating to the Fund's accounting and financial reporting practices and to serve as a direct line of communication between the Board of Directors and the independent auditors. The specific functions of the Audit Committee include recommending the engagement or retention of the independent auditors, reviewing with the independent auditors the plan and the results of the auditing engagement, approving professional services provided by the independent auditors prior to the performance of such services, considering the range of audit and non-audit fees, reviewing the independence of the independent auditors, reviewing the scope and results of the Fund's procedures for internal auditing, and reviewing the Fund's system of internal accounting controls. The Audit Committee met four times during the fiscal year ended March 31, 1997.

  The executive officers of the Fund are elected annually by the Board of Directors. Each officer holds the office until qualification of his successor. The names and birthdates of the executive officers
--------

** This Director is deemed to be an "interested person" as defined in the Investment Company Act of 1940.


of the Fund who are not listed above under "Election of Director" and their principal occupations during the last five years are as follows:

-------------------------------------------------------------------------------

Richard B. Fisher
Federated Investors Tower
Pittsburgh, PA

Birthdate: May 17, 1923

President

Executive Vice President and Trustee, Federated Investors; Chairman and Director, Federated Securities Corp.; President or Vice President of some of the Funds; Director or Trustee of some of the Funds.
-------------------------------------------------------------------------------

J. Christopher Donahue
Federated Investors Tower
Pittsburgh, PA

Birthdate: April 11, 1949

Executive Vice President

President and Trustee, Federated Investors, Federated Advisers, Federated Management, and Federated Research; President and Director, Federated Research Corp. and Federated Global Research Corp.; President, Passport Research, Ltd.; Trustee, Federated Shareholder Services Company, and Federated Shareholder Services; Director, Federated Services Company; President or Executive Vice President of the Funds; Director or Trustee of some of the Funds. Mr. Donahue is the son of John F. Donahue, Chairman and Director of the Company.
-------------------------------------------------------------------------------

Edward C. Gonzales
Federated Investors Tower
Pittsburgh, PA

Birthdate: October 22, 1930

Executive Vice President

Vice Chairman, Treasurer, and Trustee, Federated Investors; Vice President, Federated Advisers, Federated Management, Federated Research, Federated Research Corp., Federated Global Research Corp. and Passport Research, Ltd.; Executive Vice President and Director, Federated Securities Corp.; Trustee, Federated Shareholder Services Company; Trustee or Director of some of the Funds; President, Executive Vice President and Treasurer of some of the Funds.
-------------------------------------------------------------------------------



-------------------------------------------------------------------------------

John W. McGonigle
Federated Investors Tower
Pittsburgh, PA

Birthdate: October 26, 1938

Executive Vice President, Secretary, and Treasurer

Executive Vice President, Secretary, and Trustee, Federated Investors; Trustee, Federated Advisers, Federated Management, and Federated Research; Director, Federated Research Corp. and Federated Global Research Corp.; Trustee, Federated Shareholder Services Company; Director, Federated Services Company; President and Trustee, Federated Shareholder Services; Director, Federated Securities Corp.; Executive Vice President and Secretary of the Funds; Treasurer of some of the Funds.

  Federated Services Company is the Fund's administrator. For the fiscal year ended March 31, 1997, the Fund's administrative fees were $516,371, none of which was waived.
                                 ------------

                              FEDERATED INVESTORS

  The following officers and Trustees of Federated Investors are also officers of the Fund. All of the Class A Shares (Voting) of Federated Investors are owned by a trust, the trustees of which are: John F. Donahue, Chairman, Chief Executive Officer and Trustee of Federated Investors, Rhodora J. Donahue, wife of John F. Donahue, and J. Christopher Donahue, son of John F. Donahue and President, Chief Operating Officer and Trustee of Federated Investors. Officers and Directors of the Fund who own Class B Shares (Non-Voting), their positions with Federated Investors, and the number of Class B Shares beneficially owned by such persons (in parentheses) are: John F. Donahue*, Trustee, Chairman and Chief Executive Officer (3,515,178); J. Christopher Donahue*, Trustee, President and Chief Operating Officer (2,007,966); John W. McGonigle*, Trustee, Executive Vice President, General Counsel, and Secretary (1,820,000) Richard B. Fisher*, Trustee, Executive Vice President and Assistant Secretary (1,600,000).**

                                 ------------

  APPROVAL OR DISAPPROVAL OF THE REMOVAL OF THE FUND'S FUNDAMENTAL INVESTMENT LIMITATION RESTRICTING THE FUND'S INVESTMENT IN RESTRICTED SECURITIES TO 10%
                             OF ITS TOTAL ASSETS.
--------
* This Director is deemed to be an "interested person" as defined in the Investment Company Act of 1940.

** The number of shares indicated may include shares held jointly with spouses or other family members, shares held by family-owned partnerships or other business organizations, shares held by spouses and other family members and/or shares held in trust for one or more family members. The listed individuals disclaim beneficial ownership of shares held by spouses, other family members and trusts, and by family-owned partnerships or other business organizations to the extent not owned by them.



  One of the Fund's fundamental investment limitations currently provides that the Fund will not "invest more than 10% of its net assets in securities subject to restrictions on resale under the federal securities law." This limitation impedes the Fund's ability to participate in new offerings of convertible securities. In recent years, more of these offerings have been made without initial registration under the Securities Act of 1933 (the "Securities Act"). Most of these securities are exchanged at a later date for securities that have been registered under the Securities Act. However, until the exchange, these securities are subject to restrictions on resale and are therefore subject to the fundamental limitation on restricted securities. This has prevented the Fund from participating in some offerings during periods when the volume of new offerings is high. The Directors believe that the Fund's participation in these offerings would have been advantageous to its performance.

  The Fund adopted this fundamental policy to reflect the Securities and Exchange Commission (the "Commission") interpretive position that, in order to maintain sufficient liquidity to meet shareholder redemptions, mutual funds such as the Fund should limit their investments in illiquid securities and that restricted securities are generally illiquid. When the Fund adopted this limitation, the Commission required mutual funds to limit illiquid securities to not more than 10% of net assets. The Securities Act did not provide an exemption for secondary trading in restricted securities, which impeded the development of a liquid secondary market.

  The market for restricted securities has changed markedly since the adoption of the Fund's limitation. On April 23, 1990, the Commission promulgated Rule 144A under the Securities Act. Rule 144A provides a safe harbor for the resale of certain restricted securities to "qualified institutional buyers" without compliance with the registration requirements of the Securities Act of 1933. A "qualified institutional buyer" is generally defined as a broker/dealer which owns and manages $10 million or more of securities and any other entity that owns and manages $100 million or more of securities.

  In its release adopting Rule 144A, the Commission noted that it was modifying its position as to mutual funds with respect to securities eligible for resale under Rule 144A ("Rule 144A Securities"). The Commission stated that "[t]he determination of the liquidity of Rule 144A Securities in the portfolio of [a mutual fund] is a question of fact for the directors to determine, based upon the trading markets for the specific security." Under the Commission's modified position, the investment adviser may determine, in accordance with guidelines established and monitored by the Directors of the Fund, that a Rule 144A security is liquid, and will not count toward the Fund's limitation on illiquid securities.

  In accordance with the Commission's modified position, the Directors have adopted the guidelines under which the investment adviser may determine the liquidity of Rule 144A Securities. The guidelines require the investment adviser to consider the following factors in making this determination:

  1. The frequency of trades and quotes for the security;

  2. The volatility of quotations and trade prices for the security;

  3. The number of dealers willing to purchase or sell the security and the number of potential purchasers;



  4. Dealer undertakings to make a market in the security;

  5. The nature of the security and the nature of the marketplace trades (e.g., the time needed to dispose of the security, the method of soliciting offers, and the mechanics of transfer);

  6. The rating of the security and the financial condition and prospects of the issuer of the security; and

  7. Such other factors as may be relevant to the Fund's ability to dispose of the security.

  The Fund currently relies on Rule 144A to trade unregistered securities and, in accordance with the Director's guidelines, has determined that some of these securities are liquid. This includes many securities acquired in unregistered offerings that have not yet been exchanged for securities registered under the Securities Act. However, the Fund's current investment limitation restricts the acquisition of any restricted security, regardless of its eligibility for resale under Rule 144A or its liquidity. Consequently, the limitation may prevent the Fund from acquiring an otherwise liquid security, simply because it has not yet been registered under the Securities Act.

  The Commission has also modified its position regarding the amount that a mutual fund may invest in illiquid securities, increasing the amount from 10% to 15% of net assets. In addition, state securities regulators, which previously imposed policies on mutual funds investing in restricted securities, no longer have such jurisdiction since the enactment of the National Securities Markets Improvement Act of 1996. In order to comply with the Commission's current position, the Directors have adopted a policy limiting the Fund to investing not more than 15% of its net assets in illiquid securities. Restricted securities are subject to this limitation unless they have been determined to be liquid in accordance with the Director's guidelines. The Directors may change this policy on illiquid securities, or the guidelines and factors for determining the liquidity of restricted securities without the approval of, or any notice to, the Fund's shareholders. This will allow the Fund the flexibility to respond quickly to developments in the market and regulations.

  Therefore, if the proposal is approved, the Fund will remain subject to a limitation on investments in unregistered securities that do not meet the Directors' guidelines for liquidity.

  The Directors have unanimously approved at a meeting of the Directors on August 21, 1997, subject to shareholder approval, "the removal of the Fund's fundamental investment limitation restricting the Fund's investment in restricted securities to 10% of is total assets." Approval of this change in the Fund's investment limitation requires the affirmative vote of: (a) 67% or more of the shares of the Fund present at the Special Meeting, if the holders of more than 50% of the outstanding shares are present or represented by proxy; or (b) more than 50% of the outstanding shares of the Fund, whichever is less. If the shareholders fail to approve the change in this limitation, the Fund will continue to invest no more than 10% of the value of its total assets in restricted securities of any kind.

    THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THE REMOVAL OF THE FUND'S FUNDAMENTAL INVESTMENT LIMITATION RESTRICTING THE FUND'S INVESTMENT IN
               RESTRICTED SECURITIES TO 10% OF ITS TOTAL ASSETS.



                                 ------------

  APPROVAL OR DISAPPROVAL OF THE REMOVAL OF THE FUND'S FUNDAMENTAL INVESTMENT LIMITATION REGARDING INVESTING IN OIL, GAS OR OTHER MINERAL EXPLORATION OR
                             DEVELOPMENT PROGRAMS.

  Currently the Fund maintains a fundamental investment limitation specifying that the Fund may not "invest in oil, gas, or other mineral exploration or development programs." Investment in oil, gas, or other mineral exploration programs is not prohibited under federal standards for mutual funds, but was prohibited by some state regulations. Because the state law restrictions are no longer applicable, the Directors recommend that shareholders of the Fund vote to eliminate the above fundamental investment limitation.

  Investments in companies involved in oil, gas and other mineral exploration programs may be more volatile than investment in other securities, because they are subject to risks occasioned by changes in the price, demand for and supply of fuels and minerals. Demand and supplies may fluctuate significantly over short periods of time due to a variety of factors, such as domestic and foreign political and regulatory developments, exploration and production spending, energy conservation efforts and the development and implementation of new forms or sources of such commodities. Elimination of the fundamental limitation will not change the Fund's fundamental investment objective, but would give the Fund investment flexibility to choose such investments, to the extent consistent with its investment objective and other investment policies without seeking additional shareholder approval. It is not currently expected, however, that elimination of the fundamental restriction will have a material impact on the Fund's investment practices.

    THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THE REMOVAL OF THE FUND'S FUNDAMENTAL INVESTMENT LIMITATION REGARDING INVESTING IN OIL, GAS OR OTHER
                 MINERAL EXPLORATION OR DEVELOPMENT PROGRAMS.
                                 ------------

 APPROVAL OR DISAPPROVAL OF AN AMENDMENT TO THE FUND'S FUNDAMENTAL INVESTMENT LIMITATION CONCERNING DIVERSIFICATION.

  The Fund's current fundamental investment limitation concerning diversification as it reads in (a) the Prospectus and (b) the Statement of Additional Information, respectively, is as follows:

  (a) "The Fund will not: invest more than 5% of the value of its total assets in securities of one issuer (except cash and cash items, repurchase agreements, and U.S. government obligations) or acquire more than 10% of any class of voting securities of any issuer."

  (b) "The Fund will not invest more than 5% of the value of its total assets in securities of one issuer (except cash and cash items, repurchase agreements, and U.S. government obligations) or acquire more than 10% of any class of voting securities of any issuer. For these purposes, the Fund takes all common stock and all preferred stock of an issuer each as a single class, regardless of priorities, series, designations, or other differences."



  The current limitation permits the Fund to invest no more than 5% of its total assets in the securities of one issuer, including the securities of other investment companies. In order to afford the Fund's investment adviser maximum flexibility in managing the Fund's assets to benefit the Fund, the Fund proposes to amend its diversification policy to be consistent with the definition of a diversified investment company under Section 5(b)(1) of the Investment Company Act of 1940. Such amendment would permit the Fund to invest, with respect to 75% of its total assets, no more than 5% of the value of those assets in the securities of one issuer. The Fund's remaining assets would then be permitted to be invested as the investment adviser deemed appropriate to benefit the Fund. Further, the amendment to the Fund's diversification policy would also specifically add securities of other investment companies to the list of issuers in which the Fund may, with respect to 75% of its total assets, invest more than 5% of its assets.

  Upon approval of shareholders of the Fund, the fundamental investment limitation governing diversification as it appears in (a) the Prospectus and (b) the Statement of Additional Information, respectively, will be amended to read as follows:

  (a) "The Fund will not: with respect to securities comprising 75% of the value of its total assets, invest more than 5% of the value of its total assets in securities of one issuer (except cash and cash items, repurchase agreements, U.S. government obligations, and securities of other investment companies) or acquire more than 10% of any class of voting securities of any issuer."

  (b) "With respect to securities comprising 75% of the value of its total assets, the Fund will not purchase securities of any one issuer (other than cash; cash items; securities issued or guaranteed by the government of the United States or its agencies or instrumentalities and repurchase agreements collateralized by such U.S. government securities; and securities of other investment companies) if as a result more than 5% of the value of its total assets would be invested in the securities of that issuer, or it would own more than 10% of the outstanding voting securities of that issuer."

  Further, upon approval of shareholders of the Fund, the Fund's existing non-fundamental investment limitation on "Investing in Securities of Other Investment Companies" will be deleted in the Statement of Additional Information and the following paragraph will be added to the prospectus:

   INVESTING IN SECURITIES OF OTHER INVESTMENT COMPANIES

   The Fund may invest its assets in securities of other investment companies as an efficient means of carrying out its investment policies. It should be noted that investment companies incur certain expenses, such as management fees, and, therefore, any investment by the Fund in shares of other investment companies may be subject to such duplicate expenses.

   THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THE AMENDMENT TO THE FUND'S FUNDAMENTAL INVESTMENT LIMITATION CONCERNING DIVERSIFICATION.
                                 ------------



         OTHER MATTERS AND DISCRETION OF ATTORNEYS NAMED IN THE PROXY

  While the Special Meeting is called to act upon any other business that may properly come before it, at the date of this proxy statement the only business which the Board of Directors intends to present or knows that others will present is the business mentioned in the notice of meeting. If any other matters lawfully come before the Special Meeting, and as to all procedural matters at the meeting, it is the intention that the enclosed proxy shall be voted in accordance with the best judgment of the attorneys named therein, or their substitutes, present and acting at the Special Meeting.

  If at the time any session of the Special Meeting is called to order a quorum is not present in person or by proxy, the persons named as proxies may vote those proxies which have been received to adjourn the Special Meeting to a later date. In the event that a quorum is present but sufficient votes in favor of one or more of the proposals have not been received, the persons named as proxies may propose one or more adjournments of the Special Meeting to permit further solicitation of proxies with respect to any such proposal. All such adjournments will require the affirmative vote of a majority of the shares present in person or by proxy at the session of the Special Meeting to be adjourned. The persons named as proxies will vote those proxies which they are entitled to vote in favor of the proposal, in favor of such an adjournment and will vote those proxies required to be voted against the proposal, against any such adjournment. A vote may be taken on one or more of the proposals in this proxy statement prior to any such adjournment if sufficient votes for its approval have been received and it is otherwise appropriate.

  Officers and Directors of the Fund own less than 1% of the Fund's outstanding shares.

  The following list indicates the beneficial ownership of shareholders who, to the best knowledge of the Fund, are the record/beneficial owners of more than 5% of the outstanding shares of the Fund as of September 10, 1997: Sheldon & Co., Cleveland, OH, is the beneficial owner of approximately 2,455,288 (7.15%) of the Fund's Class A Shares; Merrill Lynch Pierce Fenner & Smith, Jacksonville, FL, held of record approximately 1,935,418 (5.63%) of the Fund's Class A Shares; Merrill Lynch Pierce Fenner & Smith, Jacksonville, FL, held of record approximately 3,055,594 (8.06%) of the Fund's Class B Shares; Merrill Lynch Pierce Fenner & Smith, Jacksonville, FL, held of record approximately 3, 125,029 (42.64%) of the Fund's Class C Shares; and Merrill Lynch Pierce Fenner & Smith, Jacksonville, FL, held of record approximately 1,384,824 (22.70%) of the Fund's Class F Shares.

  If you do not expect to attend the Special Meeting, please sign your proxy and return it in the enclosed envelope to avoid necessary expense and delay.
No postage is necessary.

                                       By Order of the Directors
                                       John W. McGonigle
                                       Secretary

September 12, 1997

Cusip 313915100
Cusip 313915209
Cusip 313915308
Cusip 313915407
G02176-01 (9/97)